FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
13.	FAIR VALUE MEASUREMENTS

The carrying values of the Group’s financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, other current assets, long-term deposits, long-term receivables, amounts due from (to) affiliated companies and shareholders, accounts payable, other current liabilities, the 2011 Credit Facilities, the Deposit-Linked Loan, loans from shareholders, land use rights payable, interest rate swap agreements, forward exchange rate contract and debt instruments approximate their fair values, except for the Senior Notes and the RMB Bonds. The estimated fair value, based on quoted market price, of the Senior Notes was approximately $651,630 and $693,750 as of December 31, 2011 and 2010, respectively, and of the RMB Bonds was approximately $352,079 as of December 31, 2011. As of December 31, 2011 and 2010, the Group did not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the consolidated financial statements. The Group’s financial assets and liabilities recorded at fair value have been categorized based upon the fair value in accordance with the accounting standards. The following fair value hierarchy table presents information about the Group’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value
Forward exchange rate contract receivable
December 31, 2011	$—	$7	$—	$7

Interest rate swap liabilities
December 31, 2011	$—	$363	$—	$363

December 31, 2010	$—	$10,421	$—	$10,421

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

•	Level 1 — inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•

Level 2 — inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3 — inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

The fair value of these interest rate swap agreements and forward exchange rate contract approximates the amounts the Group would pay if these contracts were settled at the respective valuation dates. Fair value is estimated based on a standard valuation model that projects future cash flows and discounts those future cash flows to a present value using market-based observable inputs such as interest rate yields and market forward exchange rates. Since significant observable inputs are used in the valuation model, the interest rate swap arrangements and the forward exchange rate arrangement are considered as Level 2 items in the fair value hierarchy.